[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) MID CAP
                    GROWTH FUND

                    SEMIANNUAL REPORT o FEBRUARY 28, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.


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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want and an experience customized to each investor. With the relaunch of our Web site, www.mfs.com, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On www.mfs.com, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched www.mfs.com, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2001

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended February 28, 2001, Class A shares of the fund provided a total return of -23.30%, Class B shares -23.54%, Class C shares -23.56%, and Class I shares -23.20%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -36.18% return over the same period for the fund's benchmark, the Russell Midcap(R) Growth Index. The Russell mid-cap companies are the 800 smallest companies in the Russell 1000 Index, which measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap Growth Index is a market-capitalization-weighted total return index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. During the same period, the average mid-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -31.62%.

Q. ALTHOUGH THE PORTFOLIO OUTPERFORMED ITS BENCHMARK AND ITS PEERS IN A VERY VOLATILE MARKET, RETURNS WERE STILL NEGATIVE. WHY?

A. The short answer is "technology in February," more than any other factor. Last year we reduced or sold out of our positions in many technology stocks when we felt valuations were overly high; we believe that spared our investors much of the pain from the technology correction in the third and fourth quarters. But, in retrospect, we were too early when we put money back into some good companies at what we believed were attractive valuations at the beginning of 2001. Although January was a good month for technology, the sector experienced one of its worst months ever in February.

    What happened, we believe, is that we went from an overvalued market last year, to a fairly valued market around the beginning of the year, to many companies becoming undervalued in February. As the market seeks fair value, sometimes it overcorrects in both directions. Our response has been to stick to the same strategy we've always followed: investing in businesses that our research indicates have high market share in their respective industries, and for which we can project, with some confidence, strong long-term earnings growth potential.

Q.  WHAT INVESTMENTS PERFORMED WELL FOR THE FUND?

A. We think our energy holdings were the main reason we outperformed our benchmark and our peers. A temporary weakness in commodity prices caused stocks of oil and natural gas exploration and production companies to drop in the middle of the fourth quarter. We used that opportunity to add to our positions in these firms and have since seen many of these stocks perform quite well. Energy is in tight supply and we feel the only lasting solution will be to drill for more oil and gas. So we think our energy holdings, which accounted for nearly 25% of fund assets at the end of the period, have good long-term potential.

Q.  IS THERE A SILVER LINING IN THE CURRENT MARKET DOWNTURN?

A. From our point of view, yes. As a mid-cap fund, we try to invest in companies that have a significant market share in a growing area, and in our experience those are the companies that emerge even stronger after a downturn.

    A frothy market such as the one we saw before the downturn, with many stocks reaching valuations that we felt could not be justified, is not good for established companies. As we saw in the dot.com world, this "irrational exuberance" can allow competitors with poorly conceived ideas to raise large amounts of capital and disrupt normal competition. These new competitors may give away products and services below cost under the guise of gaining market share.

    We feel that tends to create the wrong expectation for consumers, and it never answers the fundamental question of what a consumer is willing to pay for the product or service. So we think a silver lining in this downturn is that it will shake out the companies with poor business models by making it hard for them to raise the money they need to remain in operation. Companies with well-run businesses and strong market share -- the kinds of companies in which we strive to invest -- won't have to worry as much about investors randomly throwing money at a bad business to compete with them.

    A market downturn can also mean that potential competitors with good ideas who are finding it hard to raise capital in the market may tend to team up with established players. In our experience, this is another factor that often allows established mid-cap firms to come out of a downturn stronger than when they went in and with a greater market share.

Q.  IN WHAT AREAS ARE YOU CURRENTLY FINDING OPPORTUNITY?

A. We think the midst of a downturn, when some investors are panicking and even stocks of good companies go down by huge amounts, can be a great time to invest. Low expectations in the market may create great opportunities for long-term investors.

    At the end of the period, we felt we were positioned very strongly in a number of areas. VeriSign, our top holding, is a dominant player in both security and domain names for the Internet, and it has an immense market share. At about one-fifth the price it was a year ago, we feel the stock represents a great opportunity.

    Our number-two holding, Citrix Systems, makes software for Windows NT servers. These NT servers cost a small fraction of the computers that have dominated the server market until recently, and our research indicates there is a large potential market for these newer, less expensive servers. We feel that Citrix could possibly grab a dominant share of the software market for these new servers and that its share price does not yet reflect that potential.

    Secure Internet infrastructure companies are another area in which we see opportunity. These are firms addressing issues that need to be resolved in order for the Internet to fulfill its promise as a medium for commerce -- issues such as security, transaction costs, and virus protection. We are invested in a number of firms, including Internet Security Systems, whose products already have a large market share.

    Health care is another area in which we've found opportunities. Investors have historically tended to favor health care in uncertain markets because it is a more predictable business, driven by the aging of our population, by new technologies, and by needs that are relatively constant regardless of market conditions.

    Finally, as mentioned earlier, we continue to view selected oil and gas exploration and production companies as another area of opportunity. The high oil and gas prices that have been a negative for the overall economy have been a positive catalyst for these stocks, potentially making them a good place to invest during a downturn. Our research indicates that the current combination of high energy demand and tight supply may persist for some time, so we also see these holdings as good investments for the long term.

/s/ Mark Regan                         /s/ David E. Sette-Ducati
    Portfolio Manager                       Portfolio Manager

Note to Shareholders: Effective May 1, 2000, David E. Sette-Ducati became a portfolio manager of the fund.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILES
-------------------------------------------------------------------------------

   MARK REGAN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL ACCOUNTS. HE JOINED MFS IN 1989 AS A RESEARCH ANALYST. HE WAS NAMED VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999. MARK IS A GRADUATE OF CORNELL UNIVERSITY AND MIT'S SLOAN SCHOOL OF MANAGEMENT.

   DAVID E. SETTE-DUCATI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE TECHNOLOGY, EMERGING GROWTH AND MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS. DAVID JOINED MFS IN 1995 AS A RESEARCH ANALYST. HE BECAME INVESTMENT OFFICER IN 1997, VICE PRESIDENT IN 1999, AND A PORTFOLIO MANAGER IN 2000. HE EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE. IN BETWEEN COLLEGE AND GRADUATE SCHOOL, HE WORKED AS A CORPORATE FINANCE ANALYST WITH LEHMAN BROTHERS AND AS AN ASSOCIATE WITH NICOLETTI & COMPANY IN NEW YORK, SPECIALIZING IN CORPORATE FINANCE AND MERGERS AND ACQUISITIONS STRATEGY.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                    SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        DECEMBER 1, 1993

  CLASS INCEPTION:              CLASS A  DECEMBER 1, 1993
                                CLASS B  DECEMBER 1, 1993
                                CLASS C  AUGUST 1, 1994
                                CLASS I  JANUARY 2, 1997

  SIZE:                         $1.9 BILLION NET ASSETS AS OF FEBRUARY 28, 2001

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2001

CLASS A
                                             6 Months        1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      -23.30%       - 9.28%       +88.03%      +159.88%      +276.37%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --          - 9.28%       +23.43%      + 21.05%      + 20.08%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --          -14.50%       +21.01%      + 19.62%      + 19.10%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                             6 Months        1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      -23.54%       - 9.92%       +83.87%      +150.25%      +254.34%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --          - 9.92%       +22.51%      + 20.14%      + 19.08%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --          -12.90%       +21.84%      + 19.94%      + 19.08%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                             6 Months        1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      -23.56%       - 9.95%       +83.85%      +150.39%      +254.74%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --          - 9.95%       +22.50%      + 20.15%      + 19.10%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --          -10.69%       +22.50%      + 20.15%      + 19.10%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                             6 Months        1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      -23.20%       - 9.05%       +89.44%      +162.33%      +279.92%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --          - 9.05%       +23.73%      + 21.27%      + 20.23%
-------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, December 1, 1993, through
  February 28, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to take into account the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE RECENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS
Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. Please see the prospectus for details.

The portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2001

FIVE LARGEST STOCK SECTORS

              TECHNOLOGY                          42.5%
              ENERGY                              24.9%
              SPECIAL PRODUCTS & SERVICES         11.1%
              HEALTH CARE                          6.8%
              INDUSTRIAL GOODS & SERVICES          4.9%

TOP 10 STOCK HOLDINGS

VERISIGN, INC.  8.8%                               EOG RESOURCES, INC.  3.8%
Provider of Internet domain name registration      Oil and natural gas exploration and
and trust services                                 production company

CITRIX SYSTEMS, INC.  5.7%                         CSG SYSTEMS INTERNATIONAL, INC.  3.7%
Supplier of server software and services           Provider of customer service and billing
                                                   solutions to telecommunications companies
CHECKFREE CORP.  5.6%
Electronic billing and payment services provider   ADOBE SYSTEMS, INC.  3.7%
                                                   Provider of graphic design, publishing, and
INTERNET SECURITY SYSTEMS, INC.  5.4%              imaging software
Provider of security products for protecting
e-business                                         APACHE CORP.  3.3%
                                                   Oil and natural gas exploration and
NOBLE DRILLING CORP.  5.3%                         production company
Provider of drilling services to the oil and
gas industries                                     ECHOSTAR COMMUNICATIONS CORP.  3.2%
                                                   Satellite television product and services
                                                   provider

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2001

Stocks - 90.9%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                      VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 90.9%
  Advertising
    TMP Worldwide, Inc.*                                                7,500             $      392,344
--------------------------------------------------------------------------------------------------------
  Agricultural Products - 0.9%
    AGCO Corp.                                                      1,331,000             $   15,705,800
--------------------------------------------------------------------------------------------------------
  Business Services - 18.5%
    CheckFree Corp.*#                                               1,956,397             $   94,273,881
    CSG Systems International, Inc.*                                1,669,170                 62,906,844
    National Data Corp.                                                99,104                  2,530,125
    NOVA Corp.*                                                     1,262,300                 23,996,323
    S1 Corp.*                                                       1,572,444                 11,105,386
    VeriSign, Inc.*                                                 3,109,024                148,261,582
                                                                                          --------------
                                                                                          $  343,074,141
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers
    Intuit, Inc.*                                                      11,500             $      472,938
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 7.5%
    Art Technology Group, Inc.*                                        16,300             $      396,294
    ePresence, Inc.*                                                  288,000                  2,124,000
    Internet Security Systems, Inc.*                                1,636,099                 91,212,519
    Netegrity, Inc.*                                                  420,320                 18,651,700
    Palm, Inc.*                                                        17,400                    302,325
    RSA Security, Inc.*                                               547,800                 26,020,500
    webMethods, Inc.*                                                  10,040                    431,720
                                                                                          --------------
                                                                                          $  139,139,058
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 9.0%
    Adobe Systems, Inc.#                                            2,140,200             $   62,199,562
    BEA Systems, Inc.*                                                  5,500                    211,062
    Citrix Systems, Inc.*                                           3,729,230                 96,959,980
    Computer Network Technology Corp.*                                234,840                  2,891,468
    Digex, Inc.*                                                      200,580                  3,622,976
    Global Payments Inc.*                                              79,283                  1,506,377
    Informatica Corp.*                                                  1,100                     26,263
    Peoplesoft, Inc.*                                                  11,800                    380,550
                                                                                          --------------
                                                                                          $  167,798,238
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.3%
    Sportsline USA, Inc.*                                             473,320             $    2,899,085
    Switchboard, Inc.*                                                481,610                  2,618,754
                                                                                          --------------
                                                                                          $    5,517,839
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 3.7%
    Cable Design Technologies Corp.*                                1,101,760             $   19,655,398
    Jabil Circuit, Inc.*                                               21,600                    485,568
    W.W. Grainger, Inc.                                             1,365,200                 47,795,652
                                                                                          --------------
                                                                                          $   67,936,618
--------------------------------------------------------------------------------------------------------
  Electronics - 0.1%
    Advanced Micro Devices, Inc.*                                      30,100             $      647,150
    Flextronics International Ltd.*                                     5,700                    151,050
    JDS Uniphase Corp.*                                                 2,100                     56,175
    Sanmina Corp.*                                                     24,800                    739,350
    Transmeta Corp.*                                                    7,160                    145,885
    Vitesse Semiconductor Corp.*                                        8,800                    347,050
                                                                                          --------------
                                                                                          $    2,086,660
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.9%
    Macromedia, Inc.*                                                 532,100             $   15,597,181
    Univision Communications, Inc., "A"*                               19,600                    646,800
                                                                                          --------------
                                                                                          $   16,243,981
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.5%
    Del Monte Foods Co.*                                            1,054,300             $    9,014,265
--------------------------------------------------------------------------------------------------------
  Internet - 5.4%
    Akamai Technologies, Inc.*                                      2,613,200             $   44,261,075
    CNET Networks, Inc.*                                            3,427,436                 42,628,735
    InterNAP Networks Services Corp.                                3,560,610                 13,352,287
                                                                                          --------------
                                                                                          $  100,242,097
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.4%
    Allergan, Inc.                                                     11,000             $      956,450
    Alza Corp.*                                                        17,900                    707,945
    Applera Corp. - Applied Biosystems Group                           13,900                    960,490
    IntraBiotics Pharmaceuticals, Inc.*                               791,740                  3,958,700
    IVAX Corp.*                                                        22,500                    843,750
    Sepracor, Inc.*                                                     2,900                    150,619
    Waters Corp.*                                                       6,600                    434,676
                                                                                          --------------
                                                                                          $    8,012,630
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 6.1%
    ArthroCare Corp.*                                                 328,100             $    5,864,788
    Cytyc Corp.*                                                      720,200                 45,282,575
    Davita, Inc.*                                                     700,243                 12,310,272
    Health Management Associates, Inc., "A"*                          620,100                 10,727,730
    Human Genome Sciences, Inc.*                                        5,200                    285,675
    IMS Health, Inc.                                                    7,300                    196,370
    Martex Biosciences Corp.*                                         389,157                  6,421,091
    United Therapeutics Corp.*                                        781,500                  9,475,687
    VISX, Inc.*                                                     1,339,100                 22,831,655
                                                                                          --------------
                                                                                          $  113,395,843
--------------------------------------------------------------------------------------------------------
  Oil Services - 11.7%
    BJ Services Co.*                                                   27,600             $    2,097,600
    Cooper Cameron Corp.*                                             312,000                 18,651,360
    Diamond Offshore Drilling, Inc.                                   903,800                 37,869,220
    Global Industries, Inc.*                                        1,347,000                 18,352,875
    Global Marine, Inc.*                                            1,032,900                 29,654,559
    Grant Pride Co., Inc.*                                             16,400                    299,628
    Houston Exploration Co.*                                          427,800                 12,876,780
    Noble Affiliates, Inc.                                             94,900                  4,208,815
    Noble Drilling Corp.*                                           1,918,900                 89,324,795
    Smith International, Inc.*                                          4,600                    347,760
    Transocean Sedco Forex, Inc.                                       80,500                  3,874,465
                                                                                          --------------
                                                                                          $  217,557,857
--------------------------------------------------------------------------------------------------------
  Oils - 10.9%
    Apache Corp.#                                                     951,000             $   55,823,700
    Devon Energy Corp.                                                645,400                 36,787,800
    EOG Resources, Inc.                                             1,461,970                 63,741,892
    Newfield Exploration Co.*                                       1,319,590                 46,212,042
                                                                                          --------------
                                                                                          $  202,565,434
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.0%
    Scholastic Corp.*                                                 447,800             $   19,143,450
--------------------------------------------------------------------------------------------------------
  Retail - 1.0%
    BJ's Wholesale Club, Inc.*                                        410,600             $   18,686,406
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.3%
    RF Micro Devices, Inc.*                                            43,600             $      485,050
    Sprint Corp.                                                       54,500                  1,218,620
    Vignette Corp.*                                                   730,700                  4,498,372
                                                                                          --------------
                                                                                          $    6,202,042
--------------------------------------------------------------------------------------------------------
  Telecom - Wire Less - 2.9%
    American Tower Corp., "A"*                                      1,641,906             $   47,516,760
    SBA Communications Corp.*                                         166,600                  5,497,800
    Scientific-Atlanta, Inc.                                            6,900                    323,610
                                                                                          --------------
                                                                                          $   53,338,170
--------------------------------------------------------------------------------------------------------
  Telecom - Wire Line - 9.7%
    Advanced Fibre Communications, Inc.*                              491,000             $    9,298,312
    Allegiance Telecom, Inc.*                                          25,000                    506,250
    Aware, Inc.*                                                       76,300                    724,850
    Brocade Communications Systems, Inc.*                               9,900                    384,244
    Cabletron Systems, Inc.*                                           36,100                    485,545
    CIENA Corp.*                                                        4,500                    302,344
    Comverse Technology, Inc.*                                         11,550                    865,528
    EchoStar Communications Corp.*                                  2,047,531                 53,491,747
    Emulex Corp.*                                                   1,442,795                 44,456,121
    Extreme Networks, Inc.*                                           617,799                 13,968,049
    Foundry Networks, Inc.*                                            15,700                    180,550
    JNI Corp.*                                                         58,300                    681,381
    Mcdata Corp.*                                                      37,500                    747,656
    Mcdata Corp.*                                                     241,100                  4,309,663
    Pinnacle Holdings, Inc.*                                          106,630                  1,009,653
    Powerwave Technologies, Inc.*                                      14,600                    228,353
    QLogic Corp.*                                                   1,172,026                 43,804,472
    Tekelec Co.*                                                      229,300                  4,342,369
                                                                                          --------------
                                                                                          $  179,787,087
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.1%
    McLeodUSA, Inc., "A"*                                              28,200             $      370,125
    Natural Microsystems Corp.*                                        11,900                    102,637
    Time Warner Telecom, Inc.*                                         12,900                    834,469
                                                                                          --------------
                                                                                          $    1,307,231
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $1,687,620,129
--------------------------------------------------------------------------------------------------------
Foreign Stocks
  Canada
    Southern Africa Minerals Corp. (Diversified Minerals)*            794,600             $       88,208
--------------------------------------------------------------------------------------------------------
  Israel
    Check Point Software Technologies Ltd. (Internet Services)*        10,200             $      654,075
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $      742,283
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,038,703,731)                                            $1,688,362,412
--------------------------------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------------------------------
    Martek Biosciences Corp.*##                                        23,258             $      383,757
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 11.1%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American General Finance Corp., due 3/01/01                    $    2,247             $    2,247,000
    AT&T Corp., due 3/22/01                                            20,000                 19,934,783
    Bank of America Corp., due 3/01/01                                 13,402                 13,402,000
    Cargill, Inc., due 3/01/01##                                          980                    980,000
    Citicorp, due 3/01/01 - 3/16/01                                    43,635                 43,574,084
    Dow Chemical Co., due 3/01/01                                      10,010                 10,010,000
    Ford Motor Credit Corp., due 3/09/01                               25,000                 24,969,611
    Gannett, Inc., due 3/01/01 - 3/12/01##                             10,323                 10,314,084
    General Electric Capital Corp., due 3/01/01                        44,537                 44,537,000
    Gillette Co., due 3/01/01##                                        11,628                 11,628,000
    Home Depot, Inc., due 3/01/01##                                     1,253                  1,253,000
    IBM Credit Corp., due 3/01/01                                      15,007                 15,007,000
    McDonalds Corp., due 3/01/01##                                      3,480                  3,480,000
    Prudential Funding Corp., due 3/01/01                               4,525                  4,525,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $  205,861,562
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.5%
--------------------------------------------------------------------------------------------------------
    Merrill Lynch, 5.46% dated 2/28/01, due 3/01/01,
      total to be received $10,139,538 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost            $   10,138             $   10,138,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,254,703,293)                                       $1,904,745,731
--------------------------------------------------------------------------------------------------------

Securities Sold Short - (3.7)%
--------------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------------
U.S. Stocks - (3.7)%
  Electronics - (3.7)%
    Applied Materials, Inc.*                                       (1,067,400)            $  (45,097,650)
    KLA-Tencor Corp.*                                                (406,000)               (14,514,500)
    Teradyne, Inc.*                                                  (300,000)                (9,369,000)
--------------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $ (79,437,687))                           $  (68,981,150)
--------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.2%                                                         21,485,497
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $1,857,250,078
--------------------------------------------------------------------------------------------------------

 * Non-income producing security.
 # Security or a portion of the security was pledged to cover collateral requirements. At
   February 28, 2001, the value of securities pledged amounted to $71,645,000.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,254,703,293)        $1,904,745,731
  Investments of cash collateral for securities loaned,
    at identified cost and value                                    109,443,377
  Cash                                                                      512
  Deposit with brokers for securities sold short                     89,379,413
  Receivable for investments sold                                     7,731,981
  Receivable for fund shares sold                                    24,520,350
  Interest and dividends receivable                                     434,955
  Other assets                                                            1,585
                                                                 --------------
      Total assets                                               $2,136,257,904
                                                                 --------------
Liabilities:
  Securities sold short, at value (proceeds received,
    $ 79,437,687)                                                $   68,981,150
  Payable for investments purchased                                  95,229,296
  Payable for fund shares reacquired                                  5,262,719
  Collateral for securities loaned, at value                        109,443,377
  Payable to affiliates -
    Management fee                                                       39,148
    Shareholder servicing agent fee                                       5,220
    Distribution and service fee                                         34,266
    Administrative fee                                                      913
  Accrued expenses and other liabilities                                 11,737
                                                                 --------------
      Total liabilities                                          $  279,007,826
                                                                 --------------
Net assets                                                       $1,857,250,078
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $2,215,155,915
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                (339,501,025)
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (10,423,526)
  Accumulated net investment loss                                    (7,981,286)
                                                                 --------------
      Total                                                      $1,857,250,078
                                                                 ==============
Shares of beneficial interest outstanding                          151,410,253
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $810,054,530 / 64,969,744 shares of
      beneficial interest outstanding)                               $12.47
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                 $13.23
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $745,899,821 / 61,272,058 shares of
      beneficial interest outstanding)                               $12.17
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $271,117,513 / 22,755,842 shares of
      beneficial interest outstanding)                               $11.91
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $30,178,214 / 2,412,609 shares of
      beneficial interest outstanding)                               $12.51
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                     $    4,210,580
    Dividends                                                         1,001,419
    Income on securities loaned                                         414,993
                                                                 --------------
      Total investment income                                    $    5,626,992
                                                                 --------------
  Expenses -
    Management fee                                               $    6,106,761
    Trustees' compensation                                               16,314
    Shareholder servicing agent fee                                     814,235
    Distribution and service fee (Class A)                              841,063
    Distribution and service fee (Class B)                            3,501,466
    Distribution and service fee (Class C)                            1,143,618
    Administrative fee                                                   99,561
    Custodian fee                                                       175,834
    Printing                                                             70,770
    Postage                                                             178,488
    Auditing fees                                                        15,798
    Legal fees                                                            1,935
    Miscellaneous                                                       633,786
                                                                 --------------
      Total expenses                                             $   13,599,629
    Fees paid indirectly                                                (17,618)
                                                                 --------------
      Net expenses                                               $   13,582,011
                                                                 --------------
        Net investment loss                                      $   (7,955,019)
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                      $   68,466,210
    Securities sold short                                               157,598
                                                                 --------------
      Net realized gain on investments and securities
        sold short                                               $   68,623,808
                                                                 --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ (525,550,388)
    Securities sold short                                            10,456,537
                                                                 --------------
      Net unrealized loss on investments and securities
        sold short                                               $ (515,093,851)
                                                                 --------------
        Net realized and unrealized loss on investments and
          foreign currency                                       $ (446,470,043)
                                                                 --------------
          Decrease in net assets from operations                 $ (454,425,062)
                                                                 ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                      YEAR ENDED
                                                         FEBRUARY 28, 2001                 AUGUST 31, 2000
                                                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                       $   (7,955,019)                 $   (6,819,387)
  Net realized gain on investments and foreign
    currency transactions                                       68,623,808                     195,234,478
  Net unrealized gain (loss) on investments and
    foreign currency translation                              (515,093,851)                    162,519,924
                                                            --------------                  --------------
      Increase in net assets from operations                $ (454,425,062)                 $  350,935,015
                                                            --------------                  --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                         $ (103,300,918)                 $  (15,628,718)
  From net realized gain on investments and foreign
    currency transactions (Class B)                           (112,078,048)                    (21,101,259)
  From net realized gain on investments and foreign
    currency transactions (Class C)                            (36,216,261)                     (4,328,223)
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (4,151,098)                       (291,579)
                                                            --------------                  --------------
      Total distributions declared to shareholders          $ (255,746,325)                 $  (41,349,779)
                                                            --------------                  --------------
Net increase in net assets from fund share
  transactions                                              $1,233,542,002                  $  809,763,664
                                                            --------------                  --------------
      Total increase in net assets                          $  523,370,615                  $1,119,348,900
Net assets:
  At beginning of period                                     1,333,879,463                     214,530,563
                                                            --------------                  --------------
  At end of period (including accumulated net
    investment loss of $7,981,286 and $26,267,
    respectively)                                           $1,857,250,078                  $1,333,879,463
                                                            ==============                  ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                SIX MONTHS ENDED        ----------------------------------------------------------------------
                               FEBRUARY 28, 2001              2000            1999            1998          1997          1996
                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                         CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $19.67            $11.34          $ 7.71          $ 9.42        $ 9.06        $10.08
                                          ------            ------          ------          ------        ------        ------
Income from investment operations# -
  Net investment loss                     $(0.04)           $(0.10)         $(0.07)         $(0.11)       $(0.09)       $(0.10)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       (4.41)            10.11            5.04           (1.31)         1.77          0.96
                                          ------            ------          ------          ------        ------        ------
      Total from investment
        operations                        $(4.45)           $10.01          $ 4.97          $(1.42)       $ 1.68        $ 0.86
                                          ------            ------          ------          ------        ------        ------
Less distributions declared to
  shareholders from net realized
  gain on investments and foreign
  currency transactions                   $(2.75)           $(1.68)         $(1.34)         $(0.29)       $(1.32)       $(1.88)
                                          ------            ------          ------          ------        ------        ------
Net asset value - end of period           $12.47            $19.67          $11.34          $ 7.71        $ 9.42        $ 9.06
                                          ======            ======          ======          ======        ======        ======
Total return(+)                           (23.30)%++         94.75%          68.83%         (15.44)%       20.26%        10.55%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                1.25%+            1.24%           1.32%           1.43%         1.41%         1.28%
  Net investment loss                      (0.55)%+          (0.61)%         (0.69)%         (1.07)%       (1.09)%       (1.08)%
Portfolio turnover                            69%              132%            158%            168%          170%          157%
Net assets at end of period (000
  Omitted)                              $810,055          $526,748         $83,238         $36,413       $41,737       $35,098

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                               SIX MONTHS ENDED        -----------------------------------------------------------------------
                              FEBRUARY 28, 2001              2000             1999            1998          1997          1996
                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                        CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                 $19.24            $11.16           $ 7.60          $ 9.27        $ 8.93        $ 9.94
                                         ------            ------           ------          ------        ------        ------
Income from investment operations# -
  Net investment loss                    $(0.10)           $(0.22)          $(0.14)         $(0.18)       $(0.16)       $(0.17)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (4.31)             9.92             4.97           (1.28)         1.75          0.95
                                         ------            ------           ------          ------        ------        ------
      Total from investment
        operations                       $(4.41)           $ 9.70           $ 4.83          $(1.46)       $ 1.59        $ 0.78
                                         ------            ------           ------          ------        ------        ------
Less distributions declared to
  shareholders from net realized
  gain on investments and foreign
  currency transactions                  $(2.66)           $(1.62)          $(1.27)         $(0.21)       $(1.25)       $(1.79)
                                         ------            ------           ------          ------        ------        ------
Net asset value - end of period          $12.17            $19.24           $11.16          $ 7.60        $ 9.27        $ 8.93
                                         ======            ======           ======          ======        ======        ======
Total return                             (23.54)%++         93.37%           67.41%         (16.05)%       19.36%         9.67%
Ratios (to average net assets)/Supplemental data:
  Expenses##                               2.00%+            1.99%            2.07%           2.18%         2.20%         2.13%
  Net investment loss                     (1.30)%+          (1.36)%          (1.44)%         (1.82)%       (1.87)%       (1.81)%
Portfolio turnover                           69%              132%             158%            168%          170%          157%
Net assets at end of period (000
  Omitted)                             $745,900          $605,584         $111,355         $56,098       $73,940       $67,043

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                SIX MONTHS ENDED        ----------------------------------------------------------------------
                               FEBRUARY 28, 2001              2000            1999            1998          1997          1996
                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                         CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $18.92            $11.01          $ 7.53          $ 9.19        $ 8.85        $ 9.91
                                          ------            ------          ------          ------        ------        ------
Income from investment operations# -
  Net investment loss                     $(0.10)           $(0.22)         $(0.14)         $(0.18)       $(0.16)       $(0.17)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       (4.23)             9.77            4.91           (1.26)         1.74          0.94
                                          ------            ------          ------          ------        ------        ------
      Total from investment
        operations                        $(4.33)           $ 9.55          $ 4.77          $(1.44)       $ 1.58        $ 0.77
                                          ------            ------          ------          ------        ------        ------
Less distributions declared to
  shareholders from net realized
  gain on investments and foreign
  currency transactions                   $(2.68)           $(1.64)         $(1.29)         $(0.22)       $(1.24)       $(1.83)
                                          ------            ------          ------          ------        ------        ------
Net asset value - end of period           $11.91            $18.92          $11.01          $ 7.53        $ 9.19        $ 8.85
                                          ======            ======          ======          ======        ======        ======
Total return                              (23.56)%++         93.37%          67.33%         (16.00)%       19.44%         9.60%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                2.00%+            1.99%           2.07%           2.18%         2.16%         2.17%
  Net investment loss                      (1.31)%+          (1.36)%         (1.44)%         (1.82)%       (1.79)%       (1.90)%
Portfolio turnover                            69%              132%            158%            168%          170%          157%
Net assets at end of period (000
  Omitted)                              $277,118          $178,008         $18,097          $5,607        $5,796        $6,860

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED AUGUST 31,                    PERIOD ENDED
                                      SIX MONTHS ENDED       --------------------------------------------          AUGUST 31,
                                     FEBRUARY 28, 2001             2000             1999             1998               1997*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $19.73           $11.37           $ 7.73           $ 9.44              $ 8.50
                                                ------           ------           ------           ------              ------
Income from investment operations# -
  Net investment loss                           $(0.03)          $(0.07)          $(0.04)          $(0.08)             $(0.05)
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (4.41)           10.12             5.04            (1.32)               0.99
                                                ------           ------           ------           ------              ------
      Total from investment operations          $(4.44)          $10.05           $ 5.00           $(1.40)             $ 0.94
                                                ------           ------           ------           ------              ------
Less distributions declared to
  shareholders from net realized gain on
  investments and foreign currency
  transactions                                  $(2.78)          $(1.69)          $(1.36)          $(0.31)             $  --
                                                ------           ------           ------           ------              ------
Net asset value - end of period                 $12.51           $19.73           $11.37           $ 7.73              $ 9.44
                                                ======           ======           ======           ======              ======
Total return                                    (23.20)%++        95.21%           69.03%          (15.23)%             11.06%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                      1.00%+           0.99%            1.07%            1.18%               1.03%+
  Net investment loss                            (0.30)%+         (0.36)%          (0.44)%          (0.82)%             (0.74)%+
Portfolio turnover                                  69%             132%             158%             168%                170%
Net assets at end of period
  (000 Omitted)                                $30,178          $23,539           $1,841             $925              $1,384

 * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Mid Cap Growth Fund (the fund) is a non-diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2001, the value of securities loaned was $104,591,466. These loans were collateralized cash of $109,443,377 in which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                     SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    109,443,377        $109,443,377
                                                                   ------------

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is calculated as a percentage of the fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a distribution from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $3,818 for the six months ended February 28, 2001.

Administrator - The fund has an administrative service agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $898,799 for the six months ended February 28, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $37,481, the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $14,673 and $1,844 for Class B and Class C shares, respectively, for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001, were 1.00% and 1.00% of average daily net assets attributable to both Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2001, were $10,562 $293,829 and $26,643 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,910,970,927 and $1,024,929,677, respectively.

The cost and unrealized appreciation and depreciation in value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $2,257,743,599
                                                               --------------
Gross unrealized appreciation                                  $  171,352,935
Gross unrealized depreciation                                    (524,350,803)
                                                               --------------
    Net unrealized depreciation                                $ (352,997,868)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                              SIX MONTHS ENDED FEBRUARY 28, 2001            YEAR ENDED AUGUST 31, 2000
                              ----------------------------------     ---------------------------------
                                       SHARES             AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                        40,590,515      $ 625,811,593        31,214,745       $ 513,878,484
Shares issued to shareholders
  in reinvestment of
  distributions                     7,245,096         94,983,454         1,070,480          14,495,085
Shares reacquired                  (9,647,094)      (146,400,290)      (12,841,178)       (204,115,058)
                                  -----------      -------------      ------------       -------------
    Net increase                   38,188,517      $ 574,394,757        19,444,047       $ 324,258,511
                                  ===========      =============      ============       =============

Class B shares
                              SIX MONTHS ENDED FEBRUARY 28, 2001            YEAR ENDED AUGUST 31, 2000
                              ----------------------------------     ---------------------------------
                                       SHARES             AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                        27,866,753      $ 432,884,284        28,081,396       $ 445,749,329
Shares issued to shareholders
  in reinvestment of
  distributions                     7,785,158         99,806,867         1,434,046          19,101,586
Shares reacquired                  (5,850,671)       (86,287,490)       (8,019,511)       (121,714,265)
                                  -----------      -------------      ------------       -------------
    Net increase                   29,801,240      $ 446,403,661        21,495,931       $ 343,136,650
                                  ===========      =============      ============       =============

Class C shares
                              SIX MONTHS ENDED FEBRUARY 28, 2001            YEAR ENDED AUGUST 31, 2000
                              ----------------------------------     ---------------------------------
                                       SHARES             AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                        13,811,374      $ 205,620,284        10,385,015       $ 165,371,072
Shares issued to shareholders
  in reinvestment of
  distributions                     2,419,499         30,368,513           295,769           3,871,617
Shares reacquired                  (2,883,431)       (41,225,587)       (2,916,174)        (44,483,669)
                                  -----------      -------------      ------------       -------------
    Net increase                   13,347,442      $ 194,763,210         7,764,610       $ 124,759,020
                                  ===========      =============      ============       =============

Class I shares
                              SIX MONTHS ENDED FEBRUARY 28, 2001            YEAR ENDED AUGUST 31, 2000
                              ----------------------------------     ---------------------------------
                                       SHARES             AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                         1,179,039      $  18,021,111         1,883,814       $  32,321,193
Shares issued to shareholders
  in reinvestment of
  distributions                       305,144          4,012,648            21,502             291,569
Shares reacquired                    (264,586)        (4,053,385)         (874,304)        (15,003,279)
                                  -----------      -------------      ------------       -------------
    Net increase                    1,219,597      $  17,980,374         1,031,012       $  17,609,483
                                  ===========      =============      ============       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2001, was $10,827. The fund had no borrowings during the period.

MFS(R) Mid Cap Growth Fund

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified
services company)                                        ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W.Schmidt+ - Private Investor                    kit, call toll free: 1-800-637-2929 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time
Arnold D. Scott* - Senior Executive                      (or leave a message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                  P.O. Box 2281
Executive Officer, MFS Investment Management             Boston, MA 02107-9906

Elaine R. Smith+ - Independent Consultant                For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
David B. Stone+ - Chairman, North American               8 p.m. Eastern time.
Management Corp. (investment adviser)
                                                         For service to speech- or hearing-impaired,
INVESTMENT ADVISER                                       call toll free: 1-800-637-6576 any business day
Massachusetts Financial Services Company                 from 9 a.m. to 5 p.m. Eastern time. (To use
500 Boylston Street                                      this service, your phone must be equipped with
Boston, MA 02116-3741                                    a Telecommunications Device for the Deaf.)

DISTRIBUTOR                                              For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                              or stock and bond outlooks, call toll free:
500 Boylston Street                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                    touch-tone telephone.

CHAIRMAN AND PRESIDENT                                   WORLD WIDE WEB
Jeffrey L. Shames*                                       www.mfs.com

PORTFOLIO MANAGERS
Mark Regan*
David E. Sette-Ducati*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
* MFS Investment Management

MFS(R) MID CAP GROWTH FUND                                          ------------
                                                                      PRSRT STD
[Logo] M F S(R)                                                     U.S. POSTAGE
INVESTMENT MANAGEMENT                                                  PAID
We invented the mutual fund(R)                                         MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                            MMC-3  4/01  189.9M  83/283/383/883